Exhibit 10.1

Execution Version

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of February 10, 2023, is entered into by and among OUSTER, INC., a Delaware corporation (“Borrower”), the guarantors party hereto (the “Guarantors”), the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

A. Borrower, Guarantors, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of April 29, 2022, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 5, 2022, and as amended by that certain Consent and Second Amendment to Loan and Security Agreement dated as of November 1, 2022 (the “Existing Loan Agreement”, and as the same may be further amended, restated, supplemented or otherwise modified from time to time prior to the date of this Agreement, the “Loan Agreement”).

B. Borrower has requested that Agent and the Lenders make certain revisions to the Existing Loan Agreement.

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Agreement).

(b) Rules of Construction. The rules of construction in Section 1.3 of the Loan Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

SECTION 2 Amendments to the Existing Loan Agreement.

(a) Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Loan Agreement is hereby amended as follows:

(i) Exhibit A attached hereto sets forth a clean copy of the Loan Agreement as amended hereby;

(ii) In Exhibit B hereto, deletions of the text in the Existing Loan Agreement (including, to the extent included in such Exhibit B, each Schedule or Exhibit to the Existing Loan Agreement) are indicated by ~~struck-through text~~, and insertions of text are indicated by bold, double-underlined text.

(b) References Within Existing Loan Agreement. Each reference in the Existing Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Existing Loan Agreement as amended by this Agreement. This Agreement shall be a Loan Document.

SECTION 3 Conditions of Effectiveness. The effectiveness of this Agreement (the “Third Amendment Effective Date”) shall be subject to Agent’s receipt of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met:

(a) this Agreement, executed by Agent, each Lender, Borrower and Guarantors;

(b) Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 6(d) of this Agreement, and (ii) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement; and

(c) on the Third Amendment Effective Date, immediately after giving effect to the amendment of the Loan Agreement contemplated hereby:

(i) The representations and warranties contained in Section 4 of this Agreement shall be true and correct on and as of the Third Amendment Effective Date as though made on and as of such date; and

(ii) There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4 Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and (a) that no Event of Default has occurred and is continuing; (b) that there has not been and there does not exist a Material Adverse Effect; (c) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Agreement by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof”, “herein”, “hereunder”, or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Agreement.

SECTION 5 Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

SECTION 6 Miscellaneous.

(a) Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i) Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Agreement shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii) Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, including without limitation any Term Loan Advances funded on or after the Third Amendment Effective Date, as of the date hereof, and with effect from (and including) the Third Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Agreement, and the other Loan Documents, (4) agrees that this Agreement shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii) This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Agreement is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.

(b) Conditions. For purposes of determining compliance with the conditions specified in Section 3 of this Agreement, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

(c) No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Agreement on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d) Costs and Expenses. Borrower agrees to pay to Agent on the date hereof the out-of-pocket costs and expenses of Agent and each Lender party hereto, and the fees and disbursements of counsel to Agent and each Lender party hereto (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith on the date hereof.

(e) Binding Effect. This Agreement binds and is for the benefit of the successors and permitted assigns of each party.

(f) Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(g) Complete Agreement; Amendments. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

(h) Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

(i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j) Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

BORROWER:

OUSTER, INC.

Signature:	/s/ Charles Angus Pacala
Print Name:	Charles Angus Pacala
Title:	Chief Executive Officer

GUARANTORS:

SENSE PHOTONICS, INC.

Signature:	/s/ Charles Angus Pacala
Print Name:	Charles Angus Pacala
Title:	Chief Executive Officer

OBAN MERGER SUB, INC.

Signature:	/s/ Mark Frichtl
Print Name:	Mark Frichtl
Title:	Vice President

OBAN MERGER SUB II LLC

Signature:	/s/ Mark Frichtl
Print Name:	Mark Frichtl
Title:	Vice President

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Third Amendment to Loan and Security Agreement]

AGENT:
HERCULES CAPITAL, INC.

By:	/s/ Seth Meyer
Name:	Seth Meyer
Title:	Chief Financial Officer

[Third Amendment to Loan and Security Agreement]

LENDERS:

HERCULES CAPITAL, INC.

By:	/s/ Seth Meyer
Name:	Seth Meyer
Title:	Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Adviser LLC, its Investment Adviser

By:	/s/ Seth Meyer
Name:	Seth Meyer
Title:	Authorized Signatory

[Third Amendment to Loan and Security Agreement]